Defined Benefit Plan - Summary of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	10 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2015	Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Service cost	$ 484	$ 578	$ 425
Interest cost	298	167	271
Expected return on plan assets	(284)	310	(468)
Net periodic benefit cost	$ 498	$ 1,055	$ 228